INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED AUGUST 21, 2018 TO THE

PROSPECTUS DATED APRIL 9, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Total Return Bond ETF

Effective immediately, on page 2 of the Summary Prospectus and page 4 of the Prospectus, the following is added after the 4th paragraph in the section titled “Principal Investment Strategies”:

The Fund may invest in U.S. agency mortgage pass-through securities and may seek to obtain such exposure primarily through the use of standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions).

Effective immediately, on page 5 of the Summary Prospectus and page 9 of the Prospectus, the section titled “Principal Risks of Investing in the Fund - Portfolio Turnover Risk” is deleted and replaced with:

Portfolio Turnover Risk. The Fund may engage in frequent and active trading, as well as in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund and may result in higher taxes when Shares are held in a taxable account.

Effective immediately, on page 5 of the Summary Prospectus and page 9 of the Prospectus, the section titled “Principal Risks of Investing in the Fund” is amended by adding the following immediately before the subsection “—U.S. Government Securities Risk”:

To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Effective immediately, on page 19 of the Prospectus, the section titled “Additional Information About the Fund’s Strategies and Risks - Principal Risks of Investing in the Fund - Portfolio Turnover Risk” is deleted and replaced with:

Portfolio Turnover Risk

The Fund may engage in frequent and active trading, as well as in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund and may result in higher taxes when Shares are held in a taxable account.

Effective immediately, on page 21 of the Prospectus, the section titled “Additional Information About the Fund’s Strategies and Risks - Principal Risks of Investing in the Fund” is amended by adding the following immediately before the subsection “—U.S. Government Obligation Risk”:

To-Be-Announced (“TBA”) Transactions Risk

In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

Please Retain This Supplement for Future Reference.

P-GTO-SUP-1 082118